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                                                                   Exhibit 10.41

                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 12th day of January, 2004, by and between TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634, and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Lender") with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

Lender and Borrower are parties to a certain Amended and Restated Loan and Security Agreement dated September 9, 2003 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made a certain term loan to Borrower.

         Borrower has requested that Lender make available to Borrower an additional term loan in the principal amount of $2,000,000. Subject to the terms and conditions set forth herein, Lender is willing to make such an additional term loan to Borrower.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         (a) By deleting the definitions of "Applicable Margin," "Mortgage," "Term Loan" and "Term Note" contained in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new definitions of "Mortgage," "Term Loan" and "Term Note":

                           "Applicable Margin" shall mean (a) as to Base Rate
                  Loans, 2.00%, and (b) as to LIBOR Loans, 4.50%.

                           "Mortgage" shall mean the Amended and Restated
                  Florida Mortgage, Fixture Filing, Security Agreement and Assignment of Rents and Leases to be executed by Borrower in favor of Lender on or about the Closing Date and by which the Existing Mortgage shall be modified to, among other things, provide for a Lien on the Tropical Headquarters and reflect the effectiveness of the Loan Assignment.

                           "Term Loan" shall mean, collectively, (i) Term Loan A
                  and (iii) Term Loan B.

                           "Term Note" shall mean, collectively, (i) Term Note A
                  and (ii) Term Note B.

         (b) By adding the following definitions of "First Amendment Closing Date," "Term Loan A," "Term Loan B," "Term Note A," and "Term Note B" to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

                           "First Amendment Closing Date" shall mean January
                  12th, 2004.

                           "Term Loan A" shall mean, collectively, (i) the
                  Existing Term Loan, (ii) the New Term Loan.

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                           "Term Loan B" shall have the meaning ascribed to it
                  in Section 2.1(b) hereof.

                           "Term Note A" shall mean the Amended and Restated
                  Renewal and Increase Term Note made by Borrower to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Term Loan A (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor), substantially in the form of EXHIBIT A hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced

                           "Term Note B" shall mean the Term Note B made by
                  Borrower to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Term Loan B (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor), substantially in the form of Exhibit A-1 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         (c) By deleting Section 2.1 of the Loan Agreement and by substituting in lieu thereof the following new Section 2.1:

                  Section 2.1 Existing Term Loan; Manner of Borrowing and Disbursing New Term Loan and Term Loan B.

                                    (a) Subject to and upon the terms and
                  conditions set forth in the Existing Loan Agreement, Bank of America made the Existing Term Loan available to Borrower. The Existing Term Loan was assigned by Bank of America to Lender pursuant to the Loan Assignment. The aggregate principal amount of the Existing Term Loan on the Closing Date was $7,000,000. Subject to and upon the terms and conditions set forth in the Loan Agreement, Lender made a Base Rate Loan to Borrower on the Closing Date in a principal amount equal to $1,000,000 (the "New Term Loan"). The proceeds of the New Term Loan were used by Borrower solely to repay the Swap Obligation.

                                    (b) Subject to and upon the terms and
                  conditions of, and in reliance upon the representations and warranties made under, this Agreement, Lender agrees to make a Base Rate Loan to Borrower on the First Amendment Closing Date in a principal amount equal to $2,000,000 ("Term Loan B"). Upon satisfaction of the applicable conditions set forth in
                  Section 8 of the First Amendment to Amended and Restated Loan and Security Agreement, Lender shall make the proceeds of Term Loan B available to Borrower on the First Amendment Closing Date.

                                    (c) Borrower shall not be entitled to
                  reborrow any amounts repaid with respect to the Term Loan.

         (d) By deleting Section 2.2 of the Loan Agreement and by substituting in lieu thereof the following new Section 2.2:

                  Section 2.2 Term Note.

                                    (a) The obligation of Borrower to repay Term
                  Loan A shall also be evidenced by Term Note A. Term Note A shall be dated the Closing Date and duly executed and delivered by Borrower.

                                    (b) The obligation of Borrower to repay Term
                  Loan B shall also be evidenced by Term Note B. Term Note B shall be dated the First Amendment Closing

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                  Date and duly executed and delivered by Borrower.

         (e) By deleting Section 2.3 of the Loan Agreement and by substituting in lieu thereof the following new Section 2.3:

                  Section 2.3 Repayment of Principal of Term Loan.

                                    (a) The principal amount of Term Loan A is
                  due and payable, and shall be repaid in full by Borrower, in consecutive quarterly installments of $200,000 each, payable on the first day of each calendar quarter, commencing on October 1, 2003; provided that the unpaid principal balance of Term Loan A is due and payable, and shall be repaid in full by Borrower, on the Maturity Date or, if sooner, on the Commitment Termination Date.

                                    (b) The principal amount of Term Loan B is
                  due and payable, and shall be repaid in full by Borrower, in consecutive quarterly installments of $50,000 each, payable on the first day of each calendar quarter, commencing on April 1, 2004; provided that the unpaid principal balance of Term Loan B is due and payable, and shall be repaid in full by Borrower, on the Maturity Date or, if sooner, on the Commitment Termination Date.

         (f) By adding Exhibit A-1 attached hereto to the Loan Agreement, immediately following Exhibit A thereto.

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

         4. INTEREST RATE DISCLOSURE. The Base Rate on the date hereof is 4.00% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms is 6.00% per annum with respect to any portion of the Loans bearing interest as a Base Rate Loan.

         5. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of Term Loan A on and as of January 9, 2004, totaled $7,600,000.

         6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         7. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         8. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         9. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

                  (a) No Default or Event of Default shall exist;

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                  (b) The Revolver Lenders shall have received a duly executed
         Second Amended and Restated Loan and Security Agreement from Borrower and the other borrowers party to the Revolving Loan Agreement, in form and substance satisfactory to them;

                  (c) Lender shall have received a duly executed original of this Amendment from Borrower, together with a Consent and Reaffirmation duly signed by Tropical Sportswear Company, Inc., Savane International Corp. and Apparel Network Corporation;

                  (d) Lender shall have received a duly executed original Term Note B from Borrower in the form attached to the Loan Agreement as Exhibit A-1;

                  (e) Lender shall have received certified copies of resolutions of Borrower's board of directors authorizing the execution of this Amendment, Term Note B and any other Loan Documents and each document required to be delivered by any Section hereof;

                  (f) Lender shall have received a duly executed amendment to the Mortgage from Borrower, in form and substance satisfactory to Lender;

                  (g) Lender shall have received endorsements or commitments for endorsements to the existing mortgagee title insurance policies insuring the Liens of the Mortgage, which shall be in form and substance satisfactory to Lender and which shall give effect to the mortgage amendment described in the foregoing clause (f);

                  (h) Lender shall have received reimbursement from Borrower for the payment of all applicable documentary stamp, intangibles, recording, note or other similar taxes payable with respect to the mortgage amendment described in clause (f); and

                  (i) Borrower shall have taken such other actions as Lender may reasonably request.

         10. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any

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of the transactions contemplated hereby.

         16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         17. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

                  [Remainder of Page Left Intentionally Blank.]

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         18. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                             TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Karen S. Castillo               By: /s/ Robin J. Cohan
----------------------------            ------------------------------------
KAREN S. CASTILLO, Secretary            ROBIN J. COHAN, Executive Vice
                                        President, Chief Financial Officer
                                        and Treasurer

                                    Accepted in Atlanta, Georgia, this 12th day of January, 2004:

                                    FLEET CAPITAL CORPORATION

                                    By: /s/ Elizabeth Waller
                                        -----------------------------------
                                      Title: Senior Vice President

                            CONSENT AND REAFFIRMATION

The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing First Amendment to Amended and Restated Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Amended and Restated Loan and Security Agreement.

ATTEST:                             TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Karen S. Castillo               By: /s/ Robin J. Cohan
---------------------                   ------------------
KAREN S. CASTILLO, ASSISTANT            ROBIN J. COHAN, EXECUTIVE VICE

                                       -6-

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SECRETARY                               President and Chief Financial Officer

ATTEST:                             SAVANE INTERNATIONAL CORP.

/s/ Karen S. Castillo               By: /s/ Robin J. Cohan
---------------------------             ------------------------------------
KAREN S. CASTILLO, Secretary            ROBIN J. COHAN, Executive Vice
                                        President, Chief Financial Officer
                                        and Treasurer

ATTEST:                             APPAREL NETWORK CORPORATION

/s/ Karen S. Castillo               By: /s/ Robin J. Cohan
-------------------------------         -------------------------------------
KAREN S. CASTILLO, Secretary            ROBIN J. COHAN, Executive Vice
                                        President, Chief Financial Officer
                                        and Treasurer

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                                   EXHIBIT A-1
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                               FORM OF TERM NOTE B

U.S.$2,000,000                                         January 12, 2004
                                                        Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation (herein called the "Borrower"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (herein, together with any subsequent holder hereof, called the "Holder"), the principal sum of TWO MILLION AND 00/100 DOLLARS ($2,000,000), in such amounts and on such dates specified in SECTION 2.3 of the Loan Agreement, in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on the unpaid principal balance hereof at such interest rates, payable at such times and computed in such manner as are specified in SECTIONS 2.4, 2.5 and 2.10 of the Loan Agreement, in strict accordance with the terms thereof.

         This Term Note B ("Note") is issued pursuant to, and is a "Term Note" referred to in, the Amended and Restated Loan and Security Agreement, dated September 9, 2003, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated the date hereof (as at any time amended, the "Loan Agreement"), between Borrower and Holder, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         This Note is subject to optional prepayment in accordance with the provisions of SECTION 2.18 of the Loan Agreement. Notwithstanding anything to the contrary contained herein, the entire unpaid principal balance of and accrued interest on this Note shall be due and payable immediately on the Commitment Termination Date.

         All payments of principal and interest shall be made in U.S. Dollars and in immediately available funds to Holder at the office designated by Holder from time to time.

         Upon or after the occurrence of an Event of Default, the principal balance and all accrued interest of this Note may be declared (or shall become) due and payable in the manner and with the effect provided in the Loan Agreement. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition the principal balance and accrued interest hereof, reasonable attorneys' fees, expenses and court costs. From and after the occurrence of an Event of Default, the outstanding principal amount hereof shall bear interest at the Default Rate.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the

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intent hereof that Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy. Holder, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         The rights of Holder and obligations of Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, on the date first above written.

ATTEST:                            TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Karen S. Castillo              By: /s/ Robin J. Cohan
---------------------                  ----------------------------------------
KAREN S. CASTILLO, Secretary           ROBIN J. COHAN, Executive Vice President,
(CORPORATE SEAL)                        Chief Financial Officer and Treasurer

Florida Documentary Stamp Taxes in the amount of $____________________ have been paid in connection with the recording of the First Amendment to Amended and Restated Florida Mortgage, Fixture Filing, Security Agreement and Assignment of Rents and Leases, which modifies the Mortgage that secures this Note.

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